TherapeuticsMD, Inc. SC 13D/A

Exhibit 10.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into this 26th day of August, 2013 by and between Seavest Capital Ventures LLC, a Delaware limited liability company (“Purchaser”), and BF Investment Enterprises, Ltd., a Florida limited partnership having an address at 17601 Middlebrook Way, Boca Raton, FL 33496 (“Seller”).

WHEREAS, Seller desires to sell and Purchaser desires to purchase an aggregate of 1,600,000 shares of common stock of TherapeuticsMD, Inc. (“TXMD”) for a purchase price of $1.55 per share;

NOW, THEREFORE, in consideration of the foregoing, and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

1. Sale and Purchase of Shares.  Subject to and in accordance with the terms and conditions of this Agreement, Seller hereby sells, transfers and assigns to Purchaser, and Purchaser hereby purchases, 1,600,000 shares of TXMD common stock (the “Shares”) at $1.55 per share for an aggregate purchase price of $2,480,000 (the “Purchase Price”).

2. Closing; Deliveries.

(a) The closing of the transactions contemplated hereby (the “Closing”) shall occur as soon as possible after the execution of this Agreement, but in no event later than September 10, 2013.

(b) At the Closing, Seller will deliver to Purchaser certificates evidencing the Shares, duly endorsed for transfer to the Purchaser or a stock power with a medallion guarantee as may be necessary to convey title to such Shares to the Purchaser, and if requested by the Purchaser, executed irrevocable instructions with a medallion guarantee addressed to TXMD’s transfer agent in the form provided by the Purchaser.  Seller shall use commercially reasonable efforts to cause TXMD to cause its transfer agent to issue and deliver to Purchaser certificates representing the Shares as soon as is reasonably practicable following the Closing.

(c) At the Closing, Seller will cause to be delivered to Purchaser a legal opinion of counsel that the sale of the Shares contemplated by this Agreement is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in a form acceptable to Purchaser, TXMD and its transfer agent.

(d) Seller shall use commercially reasonable efforts to cause TXMD to deliver to both Purchaser and Seller a written statement consenting to the sale of the Shares under this Agreement.

(e) At or prior to the Closing, Purchaser will deliver the full amount of the Purchase Price by wire transfer to the following account:

Bank:
ABA:
For Benefit Of:
Beneficiary Account:
For Further Credit to:

3. Representations and Warranties of Seller.  Seller represents and warrants to Purchaser the following:

(a) Seller is the record and beneficial owner of all of the Shares and the Seller owns the Shares, free of any claim, lien, security interest or encumbrance of any nature or kind and, as such, has the exclusive right and full power to sell, transfer and assign the Shares free of any such claim, lien, security interest or encumbrance.

(b) There are no outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance or sale of any of the Shares, or any arrangements that require or permit any of the Shares to be voted by or at the discretion of anyone other than the Seller, and there are no restrictions of any kind (other than under applicable securities laws) on the transfer of any of the Shares except for those restrictions contained within the Lock-Up Agreement, dated August 18, 2011, by and between TXMD and Seller (the “Lock-Up Agreement”).

(c) Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(d) The Seller has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

(e) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Seller will not result in any violation of any instrument, judgment, order, writ, decree or contract, statute, rule or regulation to which the Seller is subject, or constitute, with or without the passage of time and giving of notice, an event that results in the creation of any lien, charge or encumbrance upon any of the Shares.

(f) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority, on the part of the Seller, is required in connection with the consummation of the transactions contemplated by this Agreement, except to the extent that Seller and/or Purchaser are required to make any filings under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(g) Based in part upon Seller’s reliance on the Purchaser’s representations in Section 4 hereof, the sale of the Shares contemplated by this Agreement is exempt from registration under the Securities Act.

(h) No insolvency proceedings of any character, including without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, designating the Seller as the bankrupt or the insolvent, are pending or, to the knowledge of the Seller, threatened and the Seller has not made an assignment for the benefit of creditors, nor has Seller taken any action with a view to, or which would constitute the basis for, the institution of any such insolvency proceedings.

(i) There are no actions, suits, or proceedings pending or, to the best of the Seller’s knowledge, threatened, which could in any manner restrain or prevent the Seller from effectually and legally selling the Shares pursuant to the terms and provisions of this Agreement.

(j) The Seller is sophisticated with respect to the sale of the Shares and has all information necessary to make an informed decision regarding the sale of the Shares.  The Seller acknowledges and agrees that the Purchaser expects the Shares to increase in value after the date hereof and the Seller shall have no interest in or claim against the Purchaser for any such increase in value.

(k) Seller had equal access to information regarding TXMD, Seller did not rely on any information provided by TXMD (other than the information publicly filed with the Securities and Exchange Commission (“SEC”)) in making its decision to sell the Shares, and TXMD was not involved in the negotiation or consummation of the transactions contemplated by this Agreement.

(l) Seller hereby acknowledges the Company is not a party to this Agreement. Seller waives any claims that it may have against the Company arising out of the sale of the Shares or this Agreement, other than with respect to the information publicly filed with the SEC.

(m) The Shares are subject to the Lock-Up Agreement.

(n) The Seller is an “accredited investor” within the meaning of Rule 501 of Section D promulgated under the Securities Act, as such rule is presently in effect.

4. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller the following:

(a) Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b) Purchaser has been advised that the Shares have not been registered under the Securities Act or applicable state securities laws, but are being offered and sold pursuant to exemptions from such laws, and that Seller’s reliance upon such exemptions is predicated in part on Purchaser’s representations contained herein. Purchaser acknowledges that Seller is relying in part upon Purchaser’s representations and warranties contained herein for the purpose of determining whether the offer and sale of the Shares qualifies for applicable exemptions from registration or qualification pursuant to federal or state securities laws, rules and regulations.

(c) Purchaser is acquiring the Shares for its own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof; Purchaser has no present intention of selling or otherwise distributing any of the Shares in a manner contrary to the Securities Act, or any applicable state securities law; and Purchaser has no contract, undertaking, agreement or arrangement with any person to sell or transfer to such person or to any third person with respect to any of the Shares.

(d) Purchaser acknowledges that it has such financial or other information concerning TXMD (including such information set forth in the TXMD reports and other information filed with the U.S. Securities and Exchange Commission) as Purchaser considers necessary in connection with Purchaser’s investment in the Shares.

(e) Purchaser, either alone or with the assistance of Purchaser’s professional advisor, is a sophisticated investor, is able to fend for the Purchaser in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the prospective investment in the Shares. Purchaser is in a financial position to purchase and hold the Shares and is able to bear the economic risk and withstand a complete loss of Purchaser’s investment in the Shares.

(f) Purchaser had equal access to information regarding TXMD, Purchaser did not rely on any information provided by TXMD (other than the information publicly filed with the SEC) in making its decision to purchase the Shares, and TXMD was not involved in the negotiation or consummation of the transactions contemplated by this Agreement.

(g) Purchaser hereby acknowledges the Company is not a party to this Agreement.  Purchaser waives any claims that it may have against the Company arising out of the purchase of the Shares or this Agreement, other than with respect to the information publicly filed with the SEC.

(h) Purchaser understands that, as of the Closing, the Shares have not been registered under the Securities Act, or applicable state securities laws, and Purchaser hereby agrees not to make any sale, transfer or other dispositions of the Shares unless either (i) the Shares have been registered under the Securities Act, and all applicable state securities laws, and any such registration remains in effect or (ii) registration is not required under the Securities Act or applicable state securities laws with respect to such sale, transfer or other disposition.

(i) Purchaser understands that, as of the Closing, the Shares are subject to the Lock-Up Agreement.

(j) Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, as such rule is presently in effect.

(k) The Purchaser has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

(l) Purchaser is aware of and hereby acknowledges the relationship among Brian Bernick, M.D. (“Dr. Bernick”), on the one hand, and TXMD, on the other hand, including, but not limited to, (i) Dr. Bernick’s membership on the board of directors of TXMD and (ii) Dr. Bernick’s position as Managing Member of the General Partner of the Seller.

5. Survival of Representations and Warranties.  All representations and warranties of the parties contained in this Agreement shall survive the Closing and shall not be affected by any investigation made prior to the Closing.

6. Further Assurances.  The Seller hereby covenants that, after the Closing, the Seller will, at the request of Purchaser, execute, acknowledge and deliver to the Purchaser without further consideration, all such further assignments, conveyances, consents and other documents, and take such other action, as the Purchaser may reasonably request (a) to transfer to, vest and protect in the Purchaser its right, title and interest in the Shares, and (b) otherwise to consummate or effectuate the transactions contemplated by this Agreement.

7. Indemnification.

(a) In the event the Seller breaches any of its representations, warranties, and/or covenants contained herein or in the event any type of liability is or was created with regard to the Shares arising prior to Closing and provided that the Purchaser makes a written claim for indemnification against the Seller, then the Seller agrees to indemnify the Purchaser from and against the entirety of any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys' fees and expenses and the cost of enforcing this indemnification.

(b) In the event the Purchaser materially breaches any of its representations, warranties, and/or covenants contained herein and provided that the Seller makes a written claim for indemnification against the Purchaser, then the Purchaser agrees to indemnify the Seller from and against any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys' fees and expenses and the cost of enforcing this indemnification.

(c) If any claim or action at law or suit in equity is instituted by a third party (a “Third Party Claim”) against a party with respect to which such party is entitled to, and wishes to, make a claim for indemnification for a loss under this Section 7 (an “Indemnified Party”), then such Indemnified Party shall promptly deliver to the party from whom such indemnification is being claimed (an “Indemnifying Party”) a written notice describing such matter in reasonable detail.  The failure to make timely delivery of such written notice shall not affect the Indemnifying Party’s obligations hereunder, except to the extent such Indemnifying Party is actually materially prejudiced by failure to give such notice.  The Indemnifying Party may settle, compromise or defend, at such Indemnifying Party’s own expense and by such Indemnifying Party’s own counsel, any such matter involving the asserted liability of the Indemnified Party in respect of a Third Party Claim.  If the Indemnifying Party shall elect to settle, compromise or defend such asserted liability, it shall notify the Indemnified Party of its intention to do so and the Indemnified Party shall reasonably cooperate, at the request and reasonable expense of the Indemnifying Party, in the compromise of, or defense against, such asserted liability; provided, that no settlement or compromise of any Third Party Claim shall be made without the prior written consent of the Indemnified Party.  The Indemnifying Party shall have the right to conduct and control the defense of any Third Party Claim made for which it has been provided notice hereunder.  All costs and fees incurred with respect to any such claim shall be borne by the Indemnifying Party.  The Indemnified Party shall have the option to participate in, but not control, at its own expense, the defense, compromise or settlement of any such claim; provided, however, that if the Indemnified Party and the Indemnifying Party shall have conflicting or different claims or defenses, then the Indemnifying Party shall not have control of such conflicting or different claims or defenses and the Indemnified Party shall be entitled to appoint a separate counsel for such claims and defenses, at the cost and expense of the Indemnifying Party.  No settlement or compromise of any Third Party Claim shall be made without the prior written consent of the Indemnifying Party.

8. Specific Performance.  Each of the parties hereto recognizes and acknowledges that a breach by any of the parties hereto of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which such party would not have an adequate remedy at law for money damages, and therefore each party hereto agrees that in the event of any such breach, the other party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which such party may be entitled, at law or in equity and that such party shall not be required to post a bond hereunder.

9. Miscellaneous.  This Agreement (and the documents and instruments referred to herein) constitute the entire Agreement between the parties with respect to the matters herein addressed, and supersede and cancel all prior or contemporaneous agreements, representations, warranties, communications or understandings, whether oral or written. This Agreement may not be modified or amended except by a writing duly executed and delivered by the parties. No waiver of any provision of this Agreement shall be effective against a party unless in a writing duly executed and delivered by such party. No waiver of any particular provision of this Agreement shall constitute a waiver of any other provision hereof. No waiver of any provision of this Agreement in respect of a particular event or circumstance shall constitute a waiver of the same provision in respect of any other event or circumstance. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors and assigns. The invalidity or unenforceability of any provision of this Agreement shall not render invalid or unenforceable any other provision hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its choice of law provisions. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party shall perform any further acts and sign and deliver any further documents that are reasonably necessary to carry out the provisions of this Agreement.

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IN WITNESS WHEREOF the parties hereto have set their hand and seals as of the above date.

SELLER:
BF Investment Enterprises, Ltd

By:	/s/
Name:	Brian Bernick
Title:	Authorized Signatory

BUYER:
Seavest Capital Ventures LLC

By:	/s/
Name:	Richard Segal
Title:	Manager